united states

securities and exchange commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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GMO Trust

 (Name of Registrant as Specified in its Charter)

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GMO Trust

GMO Debt Opportunities Fund

40 Rowes Wharf

Boston, Massachusetts 02110

December 13 , 2016

Dear Shareholder:

A Special Meeting of the Shareholders of GMO Debt Opportunities Fund (the “Fund”), a series of GMO Trust (the “Trust”), will be held on December 21, 2016 at 10:00 a.m., Boston time, at the offices of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), on the 2nd floor of 40 Rowes Wharf, Boston, Massachusetts.

The Trust’s Board of Trustees is seeking your vote to approve a new management contract between the Trust, on behalf of the Fund, and GMO, the investment manager to the Fund.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important. To have your vote count, you must return a proxy card.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

/s/ Douglas Y. Charton

Douglas Y. Charton
Clerk

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be held on December 21, 2016:

This Proxy Statement is Available at http://www.gmo.com/America/About/Legal.htm

GMO TRUST

GMO Debt Opportunities Fund

40 Rowes Wharf

Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of GMO Debt Opportunities Fund:

Notice is hereby given that a special meeting of the shareholders of GMO Debt Opportunities Fund (the “Fund”), a series of GMO Trust (the “Trust”), will be held on December 21, 2016 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), on the 2nd Floor of 40 Rowes Wharf, Boston, Massachusetts, at 10:00 a.m., Boston time, and any postponement or adjournment thereof (the “Special Meeting”), for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve a new management contract between the Trust, on behalf of the Fund, and GMO, the investment manager to the Fund.

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees of the Trust unanimously recommends that you vote for the approval of the new management contract between the Trust, on behalf of the Fund, and GMO. The Board of Trustees of the Trust has fixed the close of business on December 2, 2016 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Only those shareholders who owned shares in the Fund at the close of business on the Record Date can vote at the Special Meeting or any adjournments thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.gmo.com/America/About/Legal.htm. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-617-346-7646.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By order of the Board of Trustees of the Trust,

/s/ Douglas Y. Charton

Douglas Y. Charton
Clerk

December 13 , 2016

PROXY STATEMENT

GMO TRUST

GMO Debt Opportunities Fund

40 Rowes Wharf

Boston, Massachusetts 02110

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board” or the “Trustees”) of GMO Trust (the “Trust”) for use at a special meeting of the shareholders of GMO Debt Opportunities Fund, a series of the Trust (the “Fund”), to be held on December 21, 2016, at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, on the 2nd Floor of 40 Rowes Wharf, Boston, Massachusetts, at 10:00 a.m., Boston time, and any postponement or adjournment thereof (the “Special Meeting”), for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on December 2, 2016 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or around December 13 , 2016.

The Trustees unanimously recommend that you vote FOR the approval of the new management contract for the Fund.

At present, the Fund is not offered to external investors and its principal shareholders are other funds and separate account clients managed by Grantham, Mayo, Van Otterloo & Co. LLC, the investment manager to the Fund (“GMO” or the “Manager”). Going forward, the Fund will be offered directly to external investors as a standalone investment option, and the Board has approved changes to the Fund’s investment objective and name as well as the elimination of the Fund’s name-related investment policy, each effective as of January 1, 2017 (the “Implementation Date”), in connection with the expanded offering of the Fund. In addition, the Board has approved an increase in the annual management fee from its current rate of 0.25% of the Fund’s average daily net assets under the Current Management Contract (as defined below), to 0.40% under an amended and restated management contract (the “New Management Contract”), to become effective on the Implementation Date, subject to approval by the Fund’s shareholders. Updated disclosure of the Fund’s investment objective, principal investment strategies and name, effective as of the Implementation Date, is set forth in Exhibit A.

The Trust is currently comprised of thirty-six series, but only the Fund is the subject of this Proxy Statement and only shareholders of the Fund are receiving the enclosed proxy. Each whole share of the Fund is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly represented proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the approval of the new management contract.

PROPOSAL: APPROVAL OF AMENDED AND RESTATED MANAGEMENT CONTRACT FOR THE FUND

Overview. At the Special Meeting, shareholders of the Fund will consider the approval of the New Management Contract, which provides that the Fund shall pay GMO an annual management fee equal to 0.40% of the Fund’s average daily net assets. At in-person meetings held on September 30, 2016 and December 1, 2016, the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (such trustees, the “Independent Trustees”), considered, and at the December 1, 2016 meeting approved, the New Management Contract effective as of the Implementation Date, and resolved to recommend that shareholders of the Fund vote FOR the approval of the New Management Contract. Also at the December 1, 2016 meeting, the Trustees voted to direct an officer of the Trust to attend the Special Meeting and vote all shares of the Fund held by other series of the Trust as of the Record Date in favor of the New Management Contract. As of the Record Date, other series of the Trust owned, in the aggregate, 78.97% of the Fund’s outstanding shares. A vote in favor of the New Management Contract by the other series of the Trust that own shares of the Fund would be sufficient to carry the vote and approve the New Management Contract.

Description of Management Contracts. GMO currently serves as the investment manager to the Fund pursuant to a management contract between the Trust, on behalf of the Fund, and GMO executed as of February 12, 2014 (the “Current Management Contract”). The Current Management Contract was approved by shareholders of a majority of the Fund’s outstanding shares on December 11, 2013, and provides that it will terminate after an initial two-year term unless it is re-approved annually by the Fund’s Board, including a majority of the Independent Trustees. The Board, including the Independent Trustees, last approved the continuation of the Current Management Contract on June 9, 2016. Please see Exhibit B for a discussion of the Board’s considerations in approving the Current Management Contract.

Under the Current Management Contract, the Fund pays an annual management fee equal to 0.25% of the Fund’s average daily net assets to GMO for management services provided by GMO to the Fund.

As noted above, under the New Management Contract, the Fund would agree to pay GMO an annual management fee equal to 0.40% of the Fund’s average daily net assets. The form of New Management Contract is included in Exhibit C. If the New Management Contract is approved by the Fund’s shareholders, it will not be implemented until the Implementation Date, which is expected to be on or about January 1, 2017.

Comparison of Pro Forma Expenses of Current and Proposed Fees. Set forth below is a comparison, based on average asset levels and expenses incurred during the year ended February 29, 2016, of (a) the Fund’s current fees and operating expenses under the Current Management Contract for Class III and Class VI shares of the Fund to (b) the fees and expenses on a pro forma basis adjusted to reflect the proposed New Management Contract described above.

Pro Forma Expense Comparison of Current and Proposed Fees (as of February 29, 2016)

Annual Operating Expenses

Shareholder Fees – Class III

(fees paid directly from your investment)

	Current Management Contract	New Management Contract, if Approved

Purchase premium (as a percentage of amount invested)	0.40%	0.40%
Redemption fee (as a percentage of amount redeemed)	0.40%	0.40%

Annual Fund Operating Expenses – Class III

(expenses that you bear each year as a percentage of the value of your investment)

	Current Management Contract	New Management Contract, if Approved

Management fee	0.25%[1]	0.40%[1,2]
Shareholder service fee	0.15%[1]	0.15%[1]
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.44%	0.59%
Expense reimbursement/waiver	(0.04%)[1]	(0.04%)[1]
Total annual fund operating expenses after expense reimbursement/waiver	0.40%	0.55%

1 Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees, and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. This reimbursement and waiver will continue through at least June 30, 2017, and may not be terminated prior to that date without the action or consent of the Fund’s Board of Trustees.

2 The amount has been restated to reflect current management fees.

Shareholder Fees – Class VI

(fees paid directly from your investment)

	Current Management Contract	New Management Contract, if Approved

Purchase premium (as a percentage of amount invested)	0.40%	0.40%
Redemption fee (as a percentage of amount redeemed)	0.40%	0.40%

Annual Fund Operating Expenses – Class VI

(expenses that you bear each year as a percentage of the value of your investment)

	Current Management Contract	New Management Contract, if Approved

Management fee	0.25%[1]	0.40%[1,2]
Shareholder service fee	0.055%[1]	0.055%[1]
Other expenses	0.04%	0.04%
Total annual fund operating expenses	0.35%	0.50%
Expense reimbursement/waiver	(0.04%)[1]	(0.04%)[1]
Total annual fund operating expenses after expense reimbursement/waiver	0.31%	0.46%

1 Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) has contractually agreed to reimburse the Fund for the following expenses: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Fund by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees, and custody expenses. GMO also has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust (“GMO Funds”). Management fees and shareholder service fees will not be waived below zero. This reimbursement and waiver will continue through at least June 30, 2017, and may not be terminated prior to that date without the action or consent of the Fund’s Board of Trustees.

2 The amount has been restated to reflect current management fees.

Example under Current Management Contract Compared to New Management Contract, if Approved

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the expense reimbursement and waiver noted in the expense table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Current Management Contract – Class III	$122	$222	$331	$651	$81	$177	$282	$588

New Management Contract – Class III	$138	$270	$413	$833	$96	$224	$364	$771

	If you sell your shares				If you do not sell your shares
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Current Management Contract – Class VI	$113	$194	$282	$540	$72	$148	$232	$477

New Management Contract – Class VI	$129	$241	$364	$724	$87	$196	$315	$662

Management Fee Comparison. Set forth below is a comparison, for the fiscal year ended February 29, 2016, of (a) the management fees under the Current Management Contract (i) paid directly by the Fund to GMO and (ii) indirectly borne by the Fund and paid to GMO as a result of the Fund’s investment in other GMO Funds to (b) the management fees that would have been paid directly by the Fund to GMO and indirectly as a result of investment in the other GMO Funds if the New Management Contract had been in effect during that period.

	Management Fees Paid Directly by Fund to GMO	Management Fees Borne Indirectly by the Fund and Paid to GMO from Fund’s Investment in Other GMO Funds	Total Management Fees

Current Management Contract	$4,301,233	$0	$4,301,233

New Management Contract	$6,881,970	$0	$6,881,970

The percentage increase in “Total Management Fees” between the Current Management Contract and the New Management Contract would have been approximately 60%.

Comparison of Other Key Terms of the Management Contracts.  The Current Management Contract and the New Management Contract (each a “Contract”) differ in the following respects:

•	The annual management fee under the Current Management Contract is 0.25% of the Fund’s average daily net assets and would be 0.40% of the Fund’s average daily net assets under the New Management Contract.

•	While each Contract requires amendments to that Contract to be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, the New Management Contract clarifies that this provision applies only to the extent required by law.

•	While each Contract requires written notice to other party to terminate that Contract, the New Management Contract clarifies that such notice may be given by electronic mail.

•	The initial contract term was two years under the Current Management Contract and would be one year under the New Management Contract.

•	The Current Management Contract contains a section describing the Manager’s ownership of, and the extent to which the Trust may use, the initials “GMO.” The New Management Contract contains the same section, except that it applies to the initials “GMO” and the name “Grantham, Mayo, Van Otterloo & Co. LLC.”

•	The New Management Contract provides that there shall be no third party beneficiaries to the New Management Contract, that the New Management Contract is governed by Massachusetts law and that the forum for adjudication of all disputes relating to the New Management Contract or its approval is either the federal courts sitting within the City of Boston in The Commonwealth of Massachusetts or the Business Litigation

Session of the Massachusetts Superior Court in Suffolk County. The Current Management Contract does not contain similar provisions.

Other than these differences, the terms of the Contracts are substantially the same.

Under each Contract, GMO, under the supervision of the Board of Trustees, agrees to: (i) furnish continuously an investment program for the Fund, make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and the fund accounting services for the Fund being supplied by an administrator as the Fund may engage from time to time) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with GMO. GMO also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each Contract provides that, after its initial term, it continues in effect from year to year, but only so long as its continuance is specifically approved at least annually (a) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund. The Current Management Contract will terminate on July 1, 2017 unless its continuation is approved in the manner described above. If the New Management Contract is approved by shareholders, the Current Management Contract would terminate as of the Implementation Date, and the New Management Contract would terminate one year after the Implementation Date unless its continuation is approved in the manner described above. Each Contract may be terminated at any time, without the payment of any penalty, by the vote of a “majority of the outstanding voting securities” of the Fund or by the Board of Trustees, in each case on 60 days’ written notice, or by GMO on 60 days’ written notice. Each Contract terminates automatically in the event of its assignment.

Each Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GMO, or reckless disregard of its obligations and duties thereunder, GMO shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services under the Contract.

Board Considerations of the New Management Contract. At in-person meetings of the Trustees held on September 30, 2016 and December 1, 2016, the Trust’s Independent Trustees considered the terms of the proposed New Management Contract, and at the December 1, 2016 meeting determined to recommend its approval to the full Board of Trustees. Also at the December 1, 2016 meeting, the full Board of Trustees, including all of the Independent Trustees, approved the New Management Contract, to be effective on or about January 1, 2017, subject to approval of the New Management Contract by the Fund’s shareholders.

In connection with its consideration of the New Management Contract, the Board met privately with its independent legal counsel. In addition to the information the Board took into account in connection with its approval of the Current Management Contract on June 9, 2016, as described in Exhibit B, the Board also considered the following factors, among others:

•	The Fund is not currently offered to external investors and its principal shareholders are other funds and separate account clients managed by GMO. GMO advised the Board that it is seeking to offer the Fund directly to external investors as a standalone investment option.

•	The Fund’s management fee and current estimated total expenses under the New Management Contract compared favorably with a group of mutual funds identified by GMO as having strategies similar to those of the Fund to be effective as of the Implementation Date.

•	GMO advised the Board that, in connection with the Fund’s external offering, GMO believes that the pending changes to the Fund’s investment objective and name and elimination of the name-related investment policy, combined with the management fee under the New Management Contract, would better position the Fund to compete for external investor allocations to a securitized credit strategy without affecting the Fund’s role as an asset allocation vehicle for its current shareholders.

•	Non-portfolio management-related services provided by GMO under the Current Management Contract (which would continue under the New Management Contract), including valuation, legal and compliance, board governance, accounting and operational services.

•	GMO advised the Board that GMO believes that the proposed fee is fair and reasonable in relation to the management services provided to the Fund.

In their deliberations, the Trustees considered these and other factors they deemed relevant, with each Trustee weighing individual factors as he thought appropriate. Following their deliberations, the Independent Trustees voting separately, and then all Trustees voting together, approved the New Management Contract.

Required Vote. Approval of the New Management Contract requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the lesser of: (a) 67% or more of the Fund’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present in person or by proxy, or (b) more than 50% of the Fund’s outstanding shares. Additional information about voting is provided below. If the vote required to approve the New Management Contract is not obtained, the Current Management Contract would remain in effect, and the Board of Trustees would consider other actions it deems in the best interests of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE NEW MANAGEMENT CONTRACT FOR THE FUND.

Information About GMO

GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment management and shareholder servicing and supplemental support to the Fund and other funds of the Trust (and to their respective wholly-owned subsidiary or subsidiaries, if any). GMO is a private company, founded in 1977. As of May 31, 2016, GMO managed on a worldwide basis approximately $94.8 billion.

Exhibit D sets forth information regarding GMO’s directors and chief executive officer.

Exhibit E sets forth information regarding Trustees and officers of the Trust who also hold positions with GMO or its affiliates.

Exhibit F sets forth information about securities owned by the Trustees and officers of the Trust who are not members of GMO in entities controlled by, or under common control with, GMO.

Further Information about Voting and the Special Meeting

Quorum and Methods of Tabulation. The shareholders of the Fund vote together as a single class on the approval of the New Management Contract. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust as tellers (the “Tellers”) for the Special Meeting. The presence at the meeting of 40% of the Fund’s outstanding shares entitled to vote at the Special Meeting constitutes a quorum for the Special Meeting.

The Tellers will count the total number of votes cast “for” approval of the New Management Contract for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will have the effect of a negative vote on the proposal.

A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on a challenger. A proxy with respect to Fund shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card.

Revocation of Proxies. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of the Trust, (ii) by a properly executed later-dated proxy received by the Clerk of the Trust, or (iii) by an in-person vote at the Special Meeting. Attendance at the Special Meeting will not in and of itself revoke a proxy.  Shareholders may revoke a proxy as often as they wish before the Special Meeting.  Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders. The Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust’s proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

Adjournment. In the event that a quorum is not present and/or sufficient votes in favor of the New Management Contract are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the approval of the New Management Contract. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned, as required by the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the New Management Contract. They will vote against any such adjournment those proxies required to be voted against the New Management Contract.

Financial Information. A copy of the Annual Report for the Fund for the most recent fiscal year ended (i.e., February 29, 2016), including financial statements, has previously been mailed to shareholders. Upon request, the Fund will furnish, without charge, to any of its shareholders, a copy of the Annual Report of the Fund for its most recent fiscal year and a copy of its semiannual report for any subsequent semiannual period. Requests may be made in writing to Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, Attn: Shareholder Services or made by telephone by calling collect 1-617-346-7646.

Additional Information. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by GMO. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within the Fund. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, Attn: Shareholder Services or made by telephone by calling collect 1-617-346-7646.

Fund Information

General Information and Mailing Address. The Trust is an open-end registered management investment company under the 1940 Act, and is organized as a Massachusetts business trust. The Fund is a series of the Trust. The mailing address of the Trust and the Fund is 40 Rowes Wharf, Boston, Massachusetts 02110.

Manager. Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, serves as the Trust’s investment manager and administers the Trust’s business affairs.

In addition to the management fee the Fund pays GMO for the services provided to the Fund under the Current Management Contract, pursuant to the terms of an amended and restated servicing and supplemental support agreement (the “Servicing Agreement”), the Fund pays GMO a shareholder service fee for direct client service, maintenance, and reporting to Fund shareholders and/or their consultants or agents. Pursuant to the Servicing Agreement, the shareholder service fee is calculated based on average daily net assets at an annual rate of 0.15% for the Fund’s Class III shares and 0.055% for the Fund’s Class VI shares. During the fiscal year ended February 29, 2016, pursuant to the Servicing Agreement, the Fund paid $946,271 for shareholder services provided by GMO. GMO expects to continue to provide these shareholder services to the Fund under the Servicing Agreement if the New Management Contract is approved.

GMO’s broker/dealer selection may, in addition to other factors, be based on research services provided by the broker/dealer and therefore GMO may select or recommend a broker/dealer based in part on GMO’s interest in receiving the research. GMO does not participate in any formal soft dollar arrangements involving third party research (i.e., research provided by someone other than the executing broker/dealer) or the payment of GMO’s out-of-pocket expenses for data or other research services. The research services received are limited to the types of research contemplated by Section 28(e) of the Securities Exchange Act of 1934.

Distributor. Funds Distributor, LLC, 3 Canal Plaza, Suite 100, Portland, Maine, 04101, serves as the Trust’s distributor (the “Distributor”) on behalf of the Fund. The Distributor is not affiliated with GMO.

Share Ownership. As of the date of this Proxy Statement, only Class VI shares of the Fund are outstanding. Please refer to Exhibit G for additional information about Class VI shares and a list of persons known by the Fund to own beneficially 5% or more of the outstanding Class VI shares the Fund as of November 10, 2016. As of November 10, 2016, no Trustee or principal executive officer of the Trust owned any shares of the Fund. As of November 10, 2016, the Trustees and officers of the Trust as a group owned 1% or less of the outstanding shares of each class of shares of the Fund.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

December 13 , 2016

EXHIBIT A—INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES, EFFECTIVE JANUARY 1, 2017

GMO OPPORTUNISTIC INCOME FUND

Investment objective

Capital appreciation and current income.

Principal investment strategies

The Fund invests primarily in securitized credit securities. Securitized credit securities include commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), agency and non-agency residential mortgage-backed securities (“RMBS”), and collateralized mortgage obligations (“CMOs”). These securities may be fixed rate or adjustable rate securities. Agency MBS are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), or the Federal Home Loan Mortgage Corporation (“FMLMC”). The Fund may also invest in other fixed-income instruments, which include bonds, debt instruments and other similar instruments issued by various U.S. and non-U.S. public or private sector entities.

The Fund also may invest in the following: interest-only (“IO”), principal-only (“PO”), or inverse floating rate debt; mortgage dollar rolls; securities on a when-issued, delayed delivery or forward commitment basis through the “to-be-announced” (“TBA”) market; mortgage loans; securities of any maturity or duration with fixed, floating, or variable rates; collateralized loan obligations (“CLOs”), which are backed by a pool of corporate debt; securities of other investment companies (including other GMO Funds) that invest primarily in fixed income securities; corporate debt securities of any quality and maturity, including high-yield securities (also known as “junk bonds”); and securities that are not rated by any rating agencies.

The Fund’s allocation of its assets into various asset classes within the fixed income market will depend on the views of GMO as to the best value relative to what is currently presented in the market place. In managing the Fund’s portfolio, GMO typically analyzes a variety of factors including, among others, maturity, yield and ratings information, opportunities for price appreciation, collateral quality, credit support, structure and market conditions. GMO may cause the Fund to sell investments if it determines that any of the mentioned factors have changed materially from its initial analysis or that other factors indicate that an investment is no longer earning a return commensurate with its risk. GMO attempts to diversify risks that arise from position sizes, geography, ratings, duration, deal structure and collateral values, and seeks to limit risk of principal by causing the Fund to invest in securities or other instruments that it considers undervalued. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.

From time to time, the Fund may have some direct or indirect exposure to equities. The Fund may invest in securities of companies of any market capitalization.

The Fund also may invest in exchange-traded and over-the-counter (OTC) derivatives, including swap contracts (such as credit default swaps, swaps on securities and securities indices, total return swaps,

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interest rate swaps, currency swaps, cross currency basis swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, correlation swaps, and other types of swaps), reverse repurchase agreements, and repurchase agreements. The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund may have investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

The Fund also may invest in U.S. Treasury Fund, in money market funds unaffiliated with GMO, or directly in the types of investments typically held by money market funds. The Fund may, but is not required to, hedge part or all of its net foreign currency exposure into U.S. dollars.

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EXHIBIT B—BOARD CONSIDERATIONS IN APPROVING

CURRENT MANAGEMENT CONTRACT ON JUNE 9, 2016

GMO Debt Opportunities Fund

Approval of renewal of management agreement for GMO Debt Opportunities Fund. At a meeting on June 9, 2016, the Trustees of GMO Trust (the “Trust”) approved the renewal of the management agreement between Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) and the Trust, on behalf of the Fund, for an additional twelve-month period beginning on June 30, 2016. In approving the management agreement, the Trustees considered information they believed, in light of the legal advice furnished to them, to be relevant, including information relating specifically to the Fund as well as to the Trust generally and the other series of the Trust (collectively, the “GMO funds”).

Throughout the year the Trustees met with representatives of the Manager and also met separately. Before, at and after those meetings they considered information relevant to the renewal of the Fund’s management agreement. In deciding whether to approve the management agreements of the Fund and the other GMO funds, the Trustees also considered information the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) requested specifically for that purpose.

At a meeting on May 19, 2016, representatives of the Manager made a presentation to the Trustees regarding the investment performance of the Fund and the other GMO funds and answered questions. Following that meeting the Independent Trustees, their independent legal counsel and their independent compliance consultant met privately to discuss the extensive materials the Manager had provided them at their request. At that meeting, the Independent Trustees instructed their independent legal counsel to request additional information from the Manager, which they received before and at a meeting of the Trustees on June 9, 2016. At the June meeting, representatives of the Manager answered the Trustees’ questions, and the Independent Trustees then met privately once again with their independent legal counsel.

Using various evaluation metrics, the Trustees considered the Fund’s investment performance, as well as the performance of the other GMO funds managed by the investment division that manages the Fund. The Trustees discussed how funds with various investment styles were expected to perform in different market conditions and considered the Fund’s performance in light of market conditions in recent years, noting in particular the changes in personnel recently implemented by the Manager in an effort to improve performance. In addition, the Trustees considered the Fund’s performance relative to various risk and performance measures and as compared to the performance of funds and accounts managed by other managers that were determined to have similar investment characteristics.

The Trustees considered the Fund’s total expense ratio (i.e., total annual operating expenses per share as a percentage of net asset value per share) as compared to the total expense ratios of funds managed by other managers that were determined by a third-party data service to have similar investment characteristics. In considering the Fund’s total expense ratio, the Trustees took into account the Manager’s undertaking to reimburse specified operating expenses of the Fund.

The Trustees also reviewed the fees payable to the Manager under the Fund’s management and shareholder servicing and supplemental support agreements. The Trustees considered the management fees payable by the Fund as compared to the management fees of funds managed by other managers that were determined by a third-party data service to have similar investment characteristics. The Trustees also considered the

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shareholder servicing fees charged to different share classes of the Fund in light of the services provided by the Manager.

The Trustees also reviewed information prepared by the Manager regarding the Manager’s profitability overall and by investment division and by fund. The Trustees reviewed the Manager’s methodology in preparing that information, including its allocation of expenses among the GMO funds, and considered the effect of various approaches for calculating profitability. The Trustees took note of “fallout benefits” to the Manager resulting from its management of the Fund. The Trustees considered possible economies of scale to the Manager at the Fund’s recent asset levels and whether the fees payable by the Fund to the Manager reflected these economies of scale.

The Trustees considered the fact that Fund shares are principally owned by institutional and other sophisticated investors. The Trustees also considered the experience and sophistication of the Manager (including management and investment management personnel, as well as members of the legal, compliance and risk-management departments) and the resources the Manager employed in managing the Fund. In addition, the Trustees considered the depth of the Manager’s personnel resources, its relationship with Fund shareholders and other matters relating to its business and organization and the nature and quality of its services to the Fund.

After reviewing these and other factors, the Trustees concluded, in the context of their overall review of the Fund’s management agreement, that the fees charged to the Fund under the management agreement were within the range of fees that would be established through arm’s-length bargaining.

In their deliberations, the Trustees considered all factors they deemed relevant, with each Trustee weighting individual factors as he thought appropriate. Following their deliberations, the Independent Trustees voting separately, and then all Trustees voting together, approved the renewal of the Fund’s management agreement for another year.

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EXHIBIT C—FORM OF NEW MANAGEMENT CONTRACT

AMENDED and restated MANAGEMENT CONTRACT

Amended and Restated Management Contract executed as of January 1, 2017 , between GMO TRUST, a Massachusetts business trust (the “Trust”) on behalf of its series GMO Opportunistic Income Fund (the “Fund”), and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC, a Massachusetts limited liability company (the “Manager”).

W I T N E S S E T H:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.	SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

(a)       Subject always to the control of the Trustees of the Trust and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and the fund accounting services for the Fund being supplied by State Street Bank and Trust Company or such other administrator as the Fund may engage from time to time) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. In the performance of its duties, the Manager will comply with the provisions of the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-laws of the Trust and the Fund’s stated investment objective, policies and restrictions.

(b)       In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager shall consider all factors it deems relevant, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and financial strength and stability of the broker. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Trust and to other clients of the Manager as to which the Manager exercises investment discretion.

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(c)       The Manager shall not be obligated under this agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.	OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.	COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 0.40% of the Fund’s average daily net asset value. Such average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Contract is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund’s expenses to the extent required by such expense limitation.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.	ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment is approved (1) by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, and (2) only to the extent required by applicable law, at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund.

5.	EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

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(a)       Either party hereto may at any time terminate this Contract by not more than sixty days’ written notice delivered or mailed by electronic mail, registered mail, postage prepaid, to the other party, or

(b)       If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually after the first anniversary of its execution, the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the first anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.	CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person” and “assignment” shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the phrase “specifically approve at least annually” shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

7.	NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

8.	INITIALS “GMO” and the name “Grantham, Mayo, Van Otterloo & Co. LLC”.

The Manager owns the initials “GMO” and the name “Grantham, Mayo, Van Otterloo & Co. LLC” which may be used by the Trust only with the consent of the Manager. The Manager consents to the use by the Trust of the name “GMO Trust” or any other name embodying the initials “GMO” or the name “Grantham, Mayo, Van Otterloo & Co. LLC”, in such forms as the Manager shall in writing approve, but

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only on condition and so long as (i) this Contract shall remain in full force and (ii) the Trust shall fully perform, fulfill and comply with all provisions of this Contract expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Trust to use said initials and name as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Manager and the Trust, the Manager has the exclusive right so to authorize others to use the same; the Trust acknowledges and agrees that as between the Manager and the Trust, the Manager has the exclusive right so to use, or authorize others to use, said initials and name and the Trust agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said initials and name). Without limiting the generality of the foregoing, the Trust agrees that, upon any termination of this Contract by either party or upon the violation of any of its provisions by the Trust, the Trust will, at the request of the Manager made within six months after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Trust so as to eliminate all reference, if any, to the initials “GMO” or the name “Grantham, Mayo, Van Otterloo & Co. LLC” and will not thereafter transact any business in a name containing the initials “GMO” or the words “Grantham, Mayo, Van Otterloo & Co. LLC” in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the initials “GMO” or the name “Grantham, Mayo, Van Otterloo & Co. LLC” or any other reference to the Manager. Such covenants on the part of the Trust shall be binding upon it, its trustees, officers, stockholders, creditors and all other persons claiming under or through it.

9.	LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Amended and Restated Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

10.	NO THIRD PARTY BENEFICIARIES

No person other than the Trust and the Manager is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third-party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, create in any person other than the Fund (including, without limitation, any shareholder in the Fund) any direct, indirect, derivative, or other rights against the Manager.

11.	APPLICABLE LAW.

This Agreement shall be governed by the law of The Commonwealth of Massachusetts. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

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12.	FORUM FOR ADJUDICATION OF DISPUTES.

Absent the consent in writing of all parties, any action, suit, or proceeding under, arising out of, or relating to this Agreement or its approval shall be brought in either the federal courts sitting within the City of Boston in The Commonwealth of Massachusetts or the Business Litigation Session of the Massachusetts Superior Court in Suffolk County.

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IN WITNESS WHEREOF, GMO TRUST and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

GMO TRUST

By
Name: Douglas Charton
Title: Clerk

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

By
Name: J.B. Kittredge
Title: General Counsel

Reviewed by: ______________________

Execution of this Agreement by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), whether as a party itself, a managing member of a party or the managing member of the general partner of a party, is by a duly authorized officer solely in his capacity as an authorized signatory, pursuant to delegated authority from GMO, and not individually. The obligations of or arising out of this Agreement are binding solely on the named parties to this Agreement and are not binding upon any officer or other agent, partner, member or director of GMO individually. A Certificate of Organization of GMO is on file with the Secretary of State of The Commonwealth of Massachusetts.

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EXHIBIT D—DIRECTORS AND CEO OF GMO

Information about the directors and chief executive officer of GMO is set forth below. Information regarding members of GMO with 10% ownership in voting securities of GMO is also set forth below. The address of each of them is c/o Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110.

Name of Directors and Chief Executive Officer	Principal Occupation(s)

Stephen P. Casper*	Vice Chairman of the Board

Arjun Divecha	Chairman of the Board; Investment Director

Myra Drucker	Member of the Board

R. Jeremy Grantham**	Chief Investment Strategist; Member of the Board

Bradley Hilsabeck	Member of the Board

Ben Inker	Member of the Board

Margaret McGetrick	Chief Executive Officer; Member of the Board

John Rosenblum	Member of the Board

* Mr. Casper provides assistance to Ms. McGetrick in carrying out the day-to-day responsibilities of the office of the Chief Executive Officer.

** Each of R. Jeremy Grantham and Eyk Van Otterloo, founding members of GMO, owns 10% or more of the voting securities of GMO.

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EXHIBIT E—INTERESTED TRUSTEE AND OFFICER INFORMATION

The table below contains information concerning Trustees and officers of the Trust who hold positions with GMO or its affiliates. The address of each of them is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. Mr. Kittredge is a member of, and has a direct ownership interest in, GMO. As a member of GMO, Mr. Kittredge will benefit from management, shareholder servicing and any other fees paid to GMO and its affiliates by the Fund. None of the other individuals listed below has an ownership or other material direct or indirect interest in GMO and its affiliates.

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Joseph B. Kittredge, Jr.[1] YOB: 1954	Trustee and President	Trustee since March 2010; President since March 2009; Chief Executive Officer, March 2009-June 2015.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005-present); Partner, Ropes & Gray LLP (1988-2005).

Sheppard N. Burnett YOB: 1968	Chief Executive Officer	Chief Executive Officer since June 2015; Chief Financial Officer, March 2007-June 2015; Treasurer, November 2006-June 2015; Assistant Treasurer, September 2004-November 2006.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006-present).

Carly Cushman YOB: 1984	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer and Chief Financial Officer since June 2015; Chief Accounting Officer since May 2014; Assistant Treasurer, September 2013-June 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009-present).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present).

Betty Chang YOB: 1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010-present); Assistant Treasurer (June 2009-July 2010), Manager, Fund Administration and Regulatory Affairs (2006-2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007-present).

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Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007-present)

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002-present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015-present); Associate, K&L Gates LLP (September 2007-July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006-present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015-present); Associate, Dechert LLP (October 2010-February 2015).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006-November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015-present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000-May 2015).

Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since February 2016.	Compliance Associate, GMO UK Limited (April 2013-present); General Counsel, MVision Private Equity Advisers Limited (November 2009 -January 2013).

1 Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

2 Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

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EXHIBIT F—OWNERSHIP IN GMO RELATED COMPANIES

None of the Trustees and officers of the Fund who are not members of GMO owned securities, of entities controlled by, or under common control with, GMO as of November 10, 2016.

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EXHIBIT G—SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP

As of the Record Date (December 2, 2016), there were 57,415,217.48 shares outstanding for Class VI shares of the Fund. As of the Record Date, there were no shares outstanding for Class III shares of the Fund.

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding Class VI shares of the Fund as of November 10, 2016.

CLASS	NAME AND ADDRESS	NUMBER OF SHARES	PERCENT OWNERSHIP
Class VI	GMO Benchmark-Free Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	27,034,958.069	46.07%

Class VI	GMO Benchmark-Free Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	10,107,387.340	17.22%

Class VI	Asset Allocation Trust Wells Fargo Funds Management, LLC Fund Administration 200 Berkeley Street, 21st Floor Boston, MA 02116	6,850,521.778	11.67%

Class VI	GMO Global Asset Allocation Fund c/o GMO LLC 40 Rowes Wharf Boston, MA 02110	4,712,129.586	8.03%

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PROXY CARD FOR

GMO TRUST

GMO DEBT OPPORTUNITIES FUND

SPECIAL MEETING OF SHAREHOLDERS – DECEMBER 21, 2016

The undersigned hereby appoints Douglas Y. Charton, Megan Bunting, and Kevin O’Brien, and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of GMO Debt Opportunities Fund (the “Fund”) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on December 21, 2016 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, on the 2nd floor of 40 Rowes Wharf, Boston, Massachusetts 02110 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. This proxy is solicited by the Board of Trustees of GMO Trust on behalf of the Fund. The Board recommends that you vote FOR the proposal.

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES	PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS CARD, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

Note: Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposal.

VOTE BY MAIL:

To vote your proxy by mail, check the appropriate voting box on the reverse side of the Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, Attn: Shareholder Services.

DEAR SHAREHOLDER:

YOUR VOTE IS IMPORTANT. PLEASE HELP US TO AVOID THE EXPENSE OF FOLLOW-UP MAILINGS BY SIGNING AND RETURNING THIS PROXY CARD. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PLEASE REFER TO THE BACK OF THE PROXY CARD FOR ADDITIONAL INFORMATION REGARDING THE PROPOSAL.

TAGID	SCANNER CODE	CUSIP

GMO DEBT OPPORTUNITIES FUND

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement for this meeting is available at http://www.gmo.com/America/About/Legal.htm.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. ABSTENTIONS DO NOT CONSTITUTE A VOTE FOR AND EFFECTIVELY RESULT IN A VOTE AGAINST THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL:	☒

PLEASE DO NOT USE FINE POINT PENS.

1. To approve a new management contract between GMO Trust, on behalf of GMO Debt Opportunities Fund (the “Fund”), and Grantham, Mayo, Van Otterloo & Co. LLC, the investment manager to the Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY. PROXY BALLOTS MUST BE RECEIVED PRIOR TO THE SPECIAL MEETING TO BE COUNTED.

PLEASE SIGN AND DATE ON REVERSE SIDE.

TAGID	SCANNER CODE	CUSIP